                                    EXHIBIT 2

                   ORIGINAL SCHEDULE 13G FILED IN PAPER FORMAT

     As filed in paper format with the Securities and Exchange Commission on
                               February 14, 1996

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 13G


                    Under The Securities Exchange Act of 1934
                               (Amendment No. __)*



                             Kensey Nash Corporation
--------------------------------------------------------------------------------
                                (Name of Issuer)

                          Common Stock, $.001 par value
--------------------------------------------------------------------------------
                         (Title of Class of Securities)

                                   490057 10 6
--------------------------------------------------------------------------------
                                 (CUSIP Number)

Check the following box if a fee is being paid with this statement |X|. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).


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CUSIP No. 490057 10 6                                          Page 2 of 8 Pages
          -----------
                                  SCHEDULE 13G

--------- ----------------------------------------------------------------------
   1      NAME OF REPORTING PERSON
          IRS IDENTIFICATION NO. OF ABOVE PERSONS

          Kenneth R. Kensey
--------- ----------------------------------------------------------------------
   2      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                               (a)  |_|
                                                               (b)  |_|
--------- ----------------------------------------------------------------------
   3      SEC USE ONLY

--------- ----------------------------------------------------------------------
   4      CITIZENSHIP OR PLACE OF ORGANIZATION

          United States
---------------------- ------- -------------------------------------------------
   NUMBER OF             5     SOLE VOTING POWER
    SHARES
 BENEFICIALLY                  -0-        See Item 4 for additional information.
   OWNED BY            ------- -------------------------------------------------
     EACH                6     SHARED VOTING POWER
   REPORTING
    PERSON                     2,460,157  See Item 4 for additional information.
     WITH              ------- -------------------------------------------------
                         7     SOLE DISPOSITIVE POWER

                               -0-        See Item 4 for additional information.
                       ------- -------------------------------------------------
                       8       SHARED DISPOSITIVE POWER

                               2,460,157  See Item 4 for additional information.

--------- ----------------------------------------------------------------------
   9      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

              2,460,157                   See Item 4 for additional information.
--------- ----------------------------------------------------------------------
   10     CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
                                                                    |_|

--------- ----------------------------------------------------------------------
   11     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

              34.4%
--------- ----------------------------------------------------------------------
   12     TYPE OF REPORTING PERSON*

          IN
--------- ----------------------------------------------------------------------

                      * SEE INSTRUCTION BEFORE FILLING OUT!

CUSIP No. 490057 10 6                                          Page 3 of 8 Pages
          -----------
                                  SCHEDULE 13G

--------- ----------------------------------------------------------------------
   1      NAME OF REPORTING PERSON
          IRS IDENTIFICATION NO. OF ABOVE PERSONS

          Kenneth R. Kensey Revocable Trust
--------- ----------------------------------------------------------------------
   2      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*

                                                                (a) |_|
                                                                (b) |X|
--------- ----------------------------------------------------------------------
   3      SEC USE ONLY

--------- ----------------------------------------------------------------------
   4      CITIZENSHIP OR PLACE OF ORGANIZATION

          United States
---------------------- ------- -------------------------------------------------
  NUMBER OF              5     SOLE VOTING POWER
   SHARES
BENEFICIALLY                   2,460,157  See Item 4 for additional information.
  OWNED BY             ------- -------------------------------------------------
    EACH                 6     SHARED VOTING POWER
  REPORTING
   PERSON                      -0-        See Item 4 for additional information.
    WITH               ------- -------------------------------------------------
                         7     SOLE DISPOSITIVE POWER

                               2,460,157  See Item 4 for additional information.
                       ------- -------------------------------------------------
                         8     SHARED DISPOSITIVE POWER

                               -0-        See Item 4 for additional information.
--------- ----------------------------------------------------------------------
   9      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

              2,460,157
--------- ----------------------------------------------------------------------
   10     CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
                                                                    |_|

--------- ----------------------------------------------------------------------
   11     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

              34.4%
--------- ----------------------------------------------------------------------
   12     TYPE OF REPORTING PERSON*

          OO
--------- ----------------------------------------------------------------------

                      * SEE INSTRUCTION BEFORE FILLING OUT!

CUSIP No. 490057 10 6                                          Page 4 of 8 Pages
          -----------

Item 1(a).    Name of Issuer:

                       Kensey Nash Corporation

Item 1(b).    Address of Issuer's Principal Executive Offices:

                       Marsh Creek Corporate Center
                       55 East Uwchlan Ave, Suite 204
                       Exton, Pennsylvania 19341

Item 2 (a).   Name of Person Filing:

                       Kenneth R. Kensey
                       Kenneth R. Kensey Revocable Trust

Item 2(b).    Address of Principal Business Offices:

                       Kenneth R. Kensey
                       c/o Kensey Nash Corporation
                       Marsh Creek Corporate Center
                       55 East Uwchlan Ave, Suite 204
                       Exton, Pennsylvania 19341

                       Kenneth R. Kensey, Trustee
                       Kenneth R. Kensey Revocable Trust
                       c/o Kensey Nash Corporation
                       Marsh Creek Corporate Center
                       55 East Uwchlan Ave, Suite 204
                       Exton, Pennsylvania 19341

Item 2(c).    Citizenship:

                       Kenneth R. Kensey: United States
                       Kenneth R. Kensey Revocable Trust:  United States

Item 2(d).    Title of Class of Securities:

                       Common Stock, par value $.001 per share

Item 2(e).    CUSIP Number:

                       490057 10 6

Item 3.       Type of Person

                       Not Applicable.


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CUSIP No. 490057 10 6                                          Page 5 of 8 Pages
          -----------

Item 4.       Ownership:

                       (a) Amount beneficially owned:

                           2,460,157(1)

                       (b) Percent of class:

                           34.4%

                       (c) Number of shares as to which the person has:

                            (i)   sole power to vote or to direct the vote:
                                  2,460,157(1)

                            (ii)  shared power to vote or to direct the vote:
                                  2,460,157(1)

                            (iii) sole power to dispose or to direct the
                                  disposition of: 2,460,157(1)


                            (iv) shared power to dispose or to direct the disposition of: 2,460,157(1)

-------------------------
(1) Kenneth R. Kensey is the beneficial owner and trustee with sole voting power and sole dispositive power of the shares held by the Kenneth R. Kensey Trust.

CUSIP No. 490057 10 6                                          Page 6 of 8 Pages
          -----------

Item 5.       Ownership of Five Percent or less of a Class:

                       Not Applicable.

Item 6.       Ownership of More than Five Percent on Behalf of Another Person:

                       Not Applicable.

Item 7. Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on by the Parent Holding Company:

                       Not Applicable.

Item 8.       Identification and Classification of Members of the Group:

                       Not Applicable.

Item 9.       Notice of Dissolution of Group:

                       Not Applicable.

Item 10.      Certification:

                       Not Applicable.

CUSIP No. 490057 10 6                                          Page 7 of 8 Pages
          -----------


                                    SIGNATURE

         After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                             KENNETH R. KENSEY REVOCABLE TRUST


                                             By: /s/ Kenneth R. Kensey, Trustee
                                                 ------------------------------
Dated: February 10, 1996                             Kenneth R. Kensey, Trustee

CUSIP No. 490057 10 6                                          Page 8 of 8 Pages
          -----------


                                    SIGNATURE

         After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.




                                                /s/ Kenneth R. Kensey
                                                ---------------------
Dated: February 10, 1996                            Kenneth R. Kensey